UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2012

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	000-25597 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

One SW Columbia, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices) (Zip Code)

(503) 727-4100

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On January 30, 2012, Umpqua Holdings Corporation announced that director Peggy Fowler has been appointed as Chair of the Board of Directors, and Director Bryan Timm has been appointed as Vice Chair, effective immediately following the election of directors at Umpqua’s 2012 annual meeting of shareholders. Ms. Fowler succeeds Allyn Ford as Chair. Mr. Ford is not standing for reelection as a director pursuant to the maximum age limit under Umpqua’s Statement of Governance Principles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: January 30, 2012	By: /s/ Andrew H. Ognall Andrew H. Ognall Assistant Secretary